                                                                 EXHIBIT 99.2


                                  SIXTH AMENDMENT
                                         TO
                       AMENDED AND RESTATED CREDIT AGREEMENT

       THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 28, 1999 and entered into by and among UNIONTOOLS, INC., a Delaware corporation ("BORROWER"), ACORN PRODUCTS, INC., a Delaware corporation ("HOLDINGS"), H.B. SHERMAN MANUFACTURING COMPANY, a Missouri corporation ("H.B. SHERMAN"), UNIONTOOLS IRRIGATION, INC., a Delaware corporation formerly known as UnionTools Watering Products, Inc. ("IRRIGATION" and together with Borrower, Holdings and H.B. Sherman collectively, the "LOAN PARTIES"), HELLER FINANCIAL, INC., in its individual capacity as a Lender and as Agent for all Lenders ("AGENT"), and the other Lenders party hereto.

                                W I T N E S S E T H:

       WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of May 20, 1997, as amended by that certain Amendment No. 1 to Credit Agreement dated November 24, 1997, Second Amendment to Credit Agreement dated as of May 22, 1998, Third Amendment to Amended and Restated Credit Agreement dated as of October 29, 1998, Fourth Amendment to Amended and Restated Credit Agreement dated as of February 26, 1999 and Fifth Amendment to Amended and Restated Credit Agreement dated as of June 10, 1999 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), pursuant to which, among other things, Lenders have agreed, subject to the terms and conditions set forth in the Loan Agreement, to make loans and financial accommodations to Borrower; and

       WHEREAS, the Loan Parties have requested that the Agent and Lenders agree to modify the Loan Agreement pursuant to the terms and conditions of this Amendment;

       NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Loan Parties, Lenders and Agent agree as follows:

ARTICLE I.    AMENDMENTS TO LOAN AGREEMENT.

       This Amendment No. 6 to Loan Agreement shall be deemed to be an amendment to the Loan Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment No. 6, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein. The Loan

Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article III hereof, in the following respects:

       1.1 The Index of Defined Terms is amended by inserting the following term(s) in proper alphabetical order:

              Defined Term                              Defined in Section
              ------------                              ------------------
              Lock Box Account                          Section 1.5(F)
              Term Loan                                 Section 1.5(E)
              Term Note                                 Section 1.1(D)
              Subordinated Participation Agreement      Section 6.1(U)

       1.2 Section 1.1(A)(1), "REVOLVING LOANS", is amended to replace the four sentences of such subsection, in their entirety, with the following:

                     (A) REVOLVING LOANS. (1) Subject to the satisfaction of the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each Lender agrees, severally and not jointly, to lend to Borrower from the Closing Date to the Expiry Date its Pro Rata Share of the loans requested by Borrower to be made by Lenders under this subsection 1.1(A), up to an aggregate maximum for all Lenders of (i) during the period from (x) the Amendment No. 6 Date through and including December 31, 1999, and (y) November 1 through and including December 31 of each year after 1999, $35,000,000, (ii) during the period from January 1 through and including July 30 of each year, $40,000,000, and (iii) during the period from July 31 through and including October 31 of each year, $30,000,000 (as the same may be reduced from time to time hereunder, the "Revolving Loan Commitment"). Advances or amounts outstanding under the Revolving Loan Commitment will be called "Revolving Loans". Revolving Loans may be repaid and reborrowed. The "Maximum Revolving Loan Balance" will be the lesser of (a) the difference (such difference referred to herein as the "Borrowing Base") between (x) the borrowing base (as calculated on Exhibit 4.10(F), the "Borrowing Base Certificate") minus (y) the Borrowing Base Reserve Amount or (b) the Revolving Loan Commitment less outstanding Risk Participation Liability.

       1.3 Section 1.1(C), "ACQUISITION LOANS", is amended (a) to replace the first three sentences of such subsection, in their entirety, with the following:

                     (C) ACQUISITION LOANS.  Subject to the satisfaction of the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each Lender agrees, severally and not jointly, to lend to Borrower from the Closing Date to the Amendment No. 6 Date its Pro Rata Share of the loans requested by Borrower (upon not less than thirty (30) days prior written notice to Agent) to be made by Lenders under this subsection

              1.1(C) (the "Acquisition Loans"), up to an aggregate maximum amount for all Lenders of $16,009,287 (the "Acquisition Loan Commitment"). No new Acquisition Loans shall be permitted after the Amendment No. 6 Date. Amounts borrowed under this subsection 1.1(C) and repaid may not be reborrowed.

and (b) to restate subsection (10) thereof to read, in its entirety, as follows:

              (10) No event shall have occurred and be continuing or would result from the acquisition of the subject Target or the Acquisition Loan that would constitute an Event of Default or a Default.

                     On the dates indicated below, Borrower shall repay the
              Acquisition Loans through periodic installments in the amounts equal to the applicable percentage of the Acquisition Loans outstanding as of the Amendment No. 6 Date ("Scheduled Acquisition Loan Installments").

                     DATE                               PAYMENT
                     ----                               -------
                     September 30, 2000                  2.083%
                     December 31, 2000                   2.083%
                     March 31, 2001                      2.083%
                     April 30, 2001                     93.751%

                     On April 30, 2001, the entire remaining principal balance
              of the Acquisition Loans, together with all accrued but unpaid interest thereon, shall be due and payable in full.

       1.4 Section 1.1, "LOANS", is amended (a) to restate subsection (D) thereof to read, in its entirety, as follows:

                     (D) NOTES. Borrower shall execute and deliver to each Lender (i) a Note to evidence the Revolving Loans, such Note to be in the principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment, (ii) a Note to evidence the Acquisition Loans, such Note to be in the principal amount of such Lender's Pro Rata Share of the Acquisition Loan Commitment, and (iii) a Note to evidence the Term Loan, such Note to be in the principal amount of such of the Term Loan and in the form of Exhibit A to Amendment No. 6 (together with the other Term Notes issued with respect to interest on the Term Loan, a "Term Note"). In the event of an assignment under subsection 8.1, Borrower shall, upon surrender of the assigning Lender's Notes, issue new Notes to reflect the interests of the assigning Lender and the Person to which interests are to be assigned.

and (b) to insert a new subsection (E) thereof to read, in its entirety, as follows:

                     (E) TERM LOAN. (i) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, Heller agrees to lend to Borrower on the Amendment No. 6 Date, a term loan (the "Term Loan") in the aggregate original principal amount of $6,000,000 as evidenced by the Term Notes, PROVIDED, that Heller shall not be obligated to fund the Term Loan until it receives payment in full from the participants pursuant to the terms of the Subordinated Participation Agreement;

                            (ii) Borrower shall make principal payments in
              respect of the Term Loan in the amount of the Scheduled Installments (or such lesser principal amount as shall then be outstanding) on the dates and in the amounts set forth below.

              "SCHEDULED INSTALLMENT" means, for each date set forth below, the amount set forth opposite such date.

                                                        AMOUNT OF
                                                        PRINCIPAL
                                                        INSTALLMENT OF
              DATE                                      TERM LOAN
              ----                                      ---------
              Ninety-one days after the date            Entire principal
              specified in clause (c) of the            amount of the
              definition of "Expiry Date"               Term Loan

                            (iii) The Term Loan shall be funded in one drawing on the Amendment No. 6 Date. Amounts of the Term Loan repaid may not be reborrowed.

                            (iv) In no event may Borrower repay all or any portion of the Term Loan by using any of Borrower's or any other Loan Party's own cash or other assets (except out of proceeds of equity contributions or Subordinated Indebtedness but only upon the terms and conditions set forth in SUBSECTION 1.5(A) hereof) or proceeds of any Loan hereunder; provided that if any or all of the Obligations shall have been accelerated the provisions of this sentence shall not apply.

                            (v) Proceeds of the Term Loan shall be used by Borrower to bring its accounts payable more current and for other working capital purposes.

                            (vi)   The Lenders and Agent agree that if the
       Acquisition Loans    or Revolving Loans are accelerated, the Term Loan
       will also be accelerated.

       1.5    Section 1.2(A), "INTEREST", is amended to (a) add a new subclause
(3) to such subsection to read as follows:
                     (3) If a Term Loan, than at a rate per annum equal to 12%.

and (b) to restate the Pricing Grid appearing therein to read, in its entirety, as follows:

                                    PRICING TABLE

------------------------------------------------------------
  Adjusted Total Indebtedness      Base Rate     LIBOR Margin
       to Operating Cash         Margin on and   on and after
          Flow Ratio            after Amendment    Amendment
                                  No. 6 Date      No. 6 Date
------------------------------------------------------------
 Greater than 3.75:1            1.50%                3.50%
------------------------------------------------------------

 Equal to or greater than       1.50%                3.50%
 3.00:1 but equal to or less
 than 3.75:1
------------------------------------------------------------

 Less than 3:00:1               1.50%                3.50%
------------------------------------------------------------

       1.6 Section 1.2(D), "COMPUTATION OF INTEREST AND RELATED FEES", is amended to add a new sentence at the conclusion of subsection 1.2(D) to read as follows:

              Notwithstanding anything contained in this Agreement to the contrary, the Borrower shall not pay interest in cash on the Term Loan, but rather the Term Loan shall accrue interest at the rate otherwise applicable to the Term Loan and such interest shall be payable by the issuance of additional Term Notes. No cash may be paid with respect to interest on the Term Loans until the date on which all of the Obligations (including, without limitation, fees, costs and expenses in respect of the Loans and Risk Participation Liabilities) in which the "Purchasers" under the Subordinated Participation Agreement shall not have participated in or purchased (i.e., excluding principal of and interest on the Term
              Loan) shall have been paid indefeasibly (which term "indefeasibly" shall mean the ninety-first day following the final payment to Lenders and Agent) in full and the Revolving Loan Commitments shall have been terminated. Notwithstanding the foregoing, to the extent of a refinancing in full of all of the Revolving Loans and Acquisition Loans, the Term Loan may be refinanced or repaid contemporaneously with such refinancing.

       1.7 Section 1.3, is amended to insert a new subsection (D) thereof to read, in its entirety, as follows:
                     (D) Upon the repayment of the Revolving Loans and
              Acquisition Loans
              in full (including via a refinancing of the facilities provided by this Agreement) or any extension of this Agreement, Borrower shall pay Agent, for the benefit of all Lenders (based upon their respective Pro Rata Shares), a success fee equal to the product of
              (i) the sum of (a) the outstanding amount of Acquisition Loans on the date immediately prior to the date of such repayment or extension plus (b) the average daily amount of the Revolving Loan Commitment (whether used or unused) from the Amendment No.6 Date through the date of such repayment or extension, multiplied by
              (ii) the applicable percentage set forth in the grid below (provided that no such success fee shall be payable to Heller in its individual capacity to the extent Heller is the lead agent bank on any such refinancing, in which case the success fee payable by Borrower shall be reduced by the amount which would otherwise be payable to Heller in such individual capacity):


              IF THE REPAYMENT OCCURS
              DURING THE BELOW PERIOD:                         THE SUCCESS FEE IS:
              -----------------------                          -------------------
              On or prior to 4/30/2000                                0.5%
              After 4/30/2000 but on or prior to 7/31/2000            1.0%
              After 7/31/2000 but on or prior to 10/31/2000           1.5%
              After 10/31/2000 but on or prior to 1/31/2001           2.0%
              After 1/31/2001                                         3.0%


              In the event of an Event of Default under subclauses 6.1(F) and
              (G), then notwithstanding anything contained in this Agreement or the Loan Documents to the contrary, the success fee contemplated by this subclause 1.3(D) shall rank pari passu with the rights of the participants to receive payments of the Term Notes pursuant to the terms of the Subordinated Participation Agreement. The success fee, when expensed, shall be treated by Borrower as an interest expense for purposes of calculating EBIDAT.

       1.8 Section 1.5(A), "VOLUNTARY PREPAYMENT OF TERM LOAN AND ACQUISITION LOAN", is amended to restate such subsection to read, in its entirety, as follows:

                     (A) PREPAYMENTS.  Borrower may, at any time upon not less
              than five (5) Business Days' prior notice to Agent, prepay the Acquisition Loan, terminate the Revolving Commitment or prepay the Term Loan; provided, however, the Revolving Loan Commitment may not be terminated by Borrower until the Acquisition Loan is paid in full, and no portion of the Term Loan may be prepaid until the Acquisition Loan and the Revolving Loans are paid in full and the Revolving Loan Commitment has been terminated, except that notwithstanding the foregoing, the Term Loan may be prepaid in full at any time exclusively and solely out of proceeds of an equity contribution (any terms of which relating to the redemption or other repayment of such contribution or any dividend or other return on such contribution must meet with the approval of the

              Requisite Lenders, which approval shall not be unreasonably withheld or delayed) or Subordinated Indebtedness, in either case earmarked for payment of the Term Loan (such earmarking to be upon terms and conditions acceptable to the Lenders of the Term Loan in their sole discretion), it being agreed that in no event may Borrower prepay all or any portion of the Term Loan by using any of Borrower's or any other Loan Party's own cash or other assets or proceeds of any Loan hereunder (except for the proceeds of the above-described equity contribution or Subordinated Indebtedness subject to the terms of the preceding parenthetical regarding earmarking). Any such prepayment shall be accompanied by any applicable LIBOR Breakage Fees, if applicable.

       1.9 Section 1.5(C), "PREPAYMENTS FROM ASSET DISPOSITIONS", is amended to restate such subsection to read, in its entirety, as follows:

              PREPAYMENTS FROM ASSET DISPOSITIONS. Borrower shall immediately use the proceeds from sales of inventory in the ordinary course of business and any payments received with respect to accounts receivable to immediately repay Revolving Loans. Immediately upon receipt of any Net Proceeds, Borrower shall repay the outstanding principal balance of the Revolving Loans by the amount of any reduction in the Borrowing Base attributable to the Asset Disposition giving rise to such Net Proceeds. To the extent not required to so prepay Revolving Loans as provided above, Borrower may, upon prior written notice to Agent, reinvest any remaining Net Proceeds of Asset Dispositions, within ninety (90) days, in productive replacement assets of a kind then used or usable in the business of Borrower; provided, that, if Borrower does not intend to so reinvest any such remaining Net Proceeds, or if the applicable ninety (90) day period expires without Borrower having reinvested any such remaining Net Proceeds, Borrower shall prepay the Loans in the amount thereof, such prepayments to be applied as provided in subsection 1.5(E); provided, that, notwithstanding the foregoing or any provision of subsection 1.5(E) to the contrary, from and after the Amendment No. 6 Date, the first $10,000,000 of such prepayments shall in any event be applied (1) with respect to the first $2,000,000 of such prepayments, to prepay the Revolving Loans or Acquisitions Loans (as determined by the Borrower) and
              (2) with respect to the next $8,000,000 in such prepayments, up to fifty percent (50%) (as determined by the Borrower) to prepay the Revolving Loans (and, at the option of Borrower, the Revolving Loan Commitment may be reduced by the amount of any such prepayment) and the remainder to prepay the Acquisition Loans.

       1.10 Section 1.5(E), "APPLICATION OF PROCEEDS", is amended to restate such subsection to read, in its entirety, as follows:

              APPLICATION OF PROCEEDS. With respect to the mandatory prepayments described in subsections 1.5(B), 1.5(C) and 1.5(D), such prepayments shall first be applied in payment of the Acquisition Loans (i) in the case of prepayments with respect to the remaining Net Proceeds as described in subsection 1.5(B), as the Borrower may determine in a written notice delivered to the Agent prior to such prepayment against remaining Scheduled Acquisition Loan Installments, and if the Borrower fails to deliver such a notice such prepayments shall be applied in the order of maturity of the remaining Scheduled Acquisition Loan Installments, and (ii) in the case of prepayments described in subsection 1.5(C) and 1.5(D), pro rata against all remaining Scheduled Acquisition Loan Installments and, with respect to prepayments under subsections 1.5(B), 1.5(C) and 1.5(D), at any time after the Acquisition Loans shall have been prepaid in full, such prepayments shall be applied to reduce the outstanding principal balance of the Revolving Loans and, subject to Section 1.5(C), as a permanent reduction of the Revolving Loan Commitment.

       1.11 Section 1.5 is amended to insert a new subsection (F), "LOCK BOX PROCEEDS", to read, in its entirety, as follows:

              LOCK BOX PROCEEDS. At least daily on each Business Day, commencing as soon as possible but no later than thirty (30) days from the Amendment No. 6 Date, the Borrower shall cause, and hereby directs the Lender with whom the Borrower's operating account(s) (the "Lock Box Account") is located to cause, subject to the terms of the Lock Box Agreement, all funds in the Lock Box Account to be transferred to the Agent for immediate payment, such payments to be applied to reduce the outstanding principal balance of the Revolving Loans, and if no Revolving Loans are outstanding after giving effect to all or any portion of such repayment, pro rata against all remaining Scheduled Acquisition Loan Installments.

       1.12 Section 3.1, "INDEBTEDNESS", is amended to change the period at the end of subsection (C) to "; and", and to add new a subsection (D) thereto to read, in its entirety, as follows:

              (D)    Subordinated Indebtedness.

       1.13 Section 3.8, "TRANSACTION WITH AFFILIATES", is amended to add the following sentence thereto to read, in its entirety, as follows:

              Borrower will not, and will not permit any Subsidiary to, make any payments of expenses or liabilities on behalf of their Affiliates in excess of $250,000 in the aggregate from and after the Amendment No. 6 Date.

       1.14 Section 4.1, "CAPITAL EXPENDITURE LIMITS", is amended to delete the amount "$4,000,000" appearing in such subclause and replacing it with the amount "$3,500,000".

       1.15 Section 4.2, 4.4, 4.5,and 4.6, are amended in their entirety to read

"[Intentionally Omitted]".

       1.16 Section 4.3, "EBIDAT", is amended to restate such subsection to read, in its entirety, as follows:

       Borrower shall not permit EBIDAT for any of the periods set forth below to be less than the amount set forth for such period:


                Period                    Amount
                ---------------------------------------
                10/1/1999 - 12/31/99      ($1,990,000)
                ---------------------------------------
                11/1/1999 - 1/30/2000     ($1,179,000)
                ---------------------------------------
                12/1/1999 - 2/28/2000     $923,000
                ---------------------------------------
                1/1/2000 - 3/31/2000      $2,610,000
                ---------------------------------------
                1/1/2000 - 4/30/2000      $4,067,000
                ---------------------------------------
                1/1/2000 - 5/31/2000      $5,237,000
                ---------------------------------------
                1/1/2000 - 6/30/2000      $5,034,000
                ---------------------------------------
                1/1/2000 - 7/31/2000      $5,083,000
                ---------------------------------------
                1/1/2000 - 8/31/2000      $5,190,000
                ---------------------------------------
                1/1/2000 - 9/30/2000      $5,512,000
                ---------------------------------------
                1/1/2000 - 10/31/2000     $5,761,000
                ---------------------------------------
                1/1/2000 - 11/30/2000     $5,729,000
                ---------------------------------------
                1/1/2000 - 12/31/2000     $5,753,000
                ---------------------------------------
                2/1/2000 - 1/31/2001      $6,129,000
                ---------------------------------------
                3/1/2000 - 2/28/2001      $6,653,000
                ---------------------------------------
                4/1/2000 - 3/31/2001      $7,062,000
                ---------------------------------------
                5/1/2000 - 4/30/2001      $7,062,000
                ---------------------------------------

"EBIDAT" will be calculated as illustrated on Exhibit 4.10(C). Notwithstanding anything else in subclause 6.1 or elsewhere in the Loan Documents to the contrary, the Borrower shall not be deemed to have breached this covenant, and no Default or Event of Default with respect to this covenant shall be deemed to exist, to the extent that: (1) within five (5) Business Days of the delivery of financial statements demonstrating that the Borrower has not generated sufficient EBIDAT for the applicable period, the Borrower delivers a commitment from a credit worthy Person acceptable to Requisite Lenders to infuse new equity or Subordinated Indebtedness, in either case in the form of cash into the Borrower in an amount at least equal to the difference (the "EBIDAT Shortfall Amount") between the amount of EBIDAT which the Borrower was required to generate pursuant to this subsection for the applicable period and the amount of EBIDAT actually generated by the Borrower in such period and (2) within fifteen
(15) Business Days of its delivery of such commitment the Borrower receives an equity infusion or the proceeds of Subordinated Indebtedness, in either case in the form of cash from the issuer of such commitment (or an affiliate of such issuer) in an amount at least equal to the EBIDAT Shortfall Amount. Notwithstanding subclause 1.5(E), equity or Subordinated Indebtedness infused into the Borrower pursuant to this subclause shall be applied as payments of the Revolving Loans and/or the Acquisition Loans, as the Borrower may determine in a written notice delivered to Agent prior to such prepayment (and if the Borrower fails to deliver such a notice such prepayments shall be applied first in the order of maturity of the remaining Scheduled Acquisition Loan Installments and next as payment of the Revolving Loans). Any equity or Subordinated Indebtedness infused into the Borrower pursuant to this subclause shall thereafter be deemed to be additional EBIDAT of the Borrower generated in the period covered by the financial stateents referred to above.

       1.17 Section 4.10 is amended to change the requirement that the Borrower deliver the financial statements and schedules set forth therein within thirty (30) days after the end of each fiscal quarter to a requirement that from and after the Amendment No. 6 Date the Borrower deliver such financial statements and schedules on a monthly basis within twenty-eight (28) days after the end of each calendar month.

       1.18 Section 4.10(F) is amended to restate such subsection to read, in its entirety, as follows:

              BORROWING BASE CERTIFICATE; WEEK CASH FLOW FORECAST. As soon as available and in any event on Tuesday of each week (or if Tuesday is not a Business Day on the immediately succeeding Business Day), or more frequently as the Borrower may desire, and from time to time upon the request of Agent, Borrower will deliver (1) a Borrowing Base Certificate (in substantially the same form as Exhibit 4.10(F)) as at the last Business Day of the prior week and
              (2) a cash flow forecast in form acceptable to Requisite Lenders covering the week in which such forecast is delivered and the immediately following 13 calendar weeks on a week by week basis.

       1.19 Section 4.10(H) is amended to restate such subsection to read, in its entirety, as follows:

              COLLATERAL VALUE REPORT. Promptly after the Amendment No. 6 Date, and thereafter from time to time upon the reasonable request of Requisite Lenders, Borrower will cooperate with (including granting of access to its Property) and assist Agent in obtaining, at the expense of Borrower, a report of an independent collateral auditor satisfactory to Requisite Lenders (which may be, or be affiliated with, a Lender) with respect to the accounts and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the accounts (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of Borrower) and inventory (including verification as to the value, location and respective types).

       1.20 Section 4.10, is amended to insert a new subsection (P) thereof to read, in its entirety, as follows:

                     (P) ASSET DISPOSITION SCHEDULE. Prior to any Asset Disposition, the Borrower shall deliver a report setting forth the EBIDAT producing assets subject to such Asset Disposition versus the non-EBIDAT producing assets.

       1.21 Section 6.1, "EVENT OF DEFAULT", is amended to change the period at the end of subsection (T) to "; or", and to add new subsections (U) and (V) thereto to read, in their entirety, as follows:

              (U) SUBORDINATED PARTICIPATION AGREEMENT: (1) Any Purchaser (as defined in the Subordinated Participation Agreement referred to below) shall breach or be in violation of (a) any of its payment obligations at any time under the Subordinated Participation Agreement dated on or about the date of Amendment No. 6 by and among Agent, a certain "Seller" thereunder and the participants named therein (or certain constituents thereof) (as such Agreement may from time to time be amended, modified, supplemented or restated from time to time, and herein referred to as the "SUBORDINATED PARTICIPATION AGREEMENT"), or any Purchaser (as such terms are defined in the Subordinated Participation Agreement) shall breach or be in violation of any of its obligations, liabilities, representations, warranties or covenants under the Subordinated Participation Agreement (excluding the payment obligations covered under the preceding subsection (U)(1)) which breach or violation is not remedied or waived to the reasonable satisfaction of Agent within three (3) days after receipt by Borrower of notice from Agent of such breach or violation; or

              (V) CERTAIN SECURITY DOCUMENTS: Failure by Borrower or any of the applicable Loan Parties to have executed and delivered to Agent with reasonable promptness (but no later than thirty (30) days from the Amendment No. 6 Date unless an extension to such 30 day period is consented to in writing by Agent) such agreements, instruments and documents as the Agent may reasonably require in order to (1) modify any documents relating to real estate to reflect the terms of Amendment No. 6 and (2) transfer Borrower's accounts to a Lender who has executed the Lock Box

       Agreement in form and substance satisfactory to Agent.

       1.22 Section 9.1, "ASSIGNMENTS AND PARTICIPATIONS IN LOANS", is amended to add a new paragraph at the end of such subsection to read, in its entirety, as follows:

              Notwithstanding any other provision set forth in this Agreement, Heller may at its election on or about the Amendment No. 6 Date, enter into a participation agreement with the participants party to the Subordinated Participation Agreement (or any one or more of the constituents thereof) or any other affiliate thereof, which agreement shall provide for the purchase by the purchasers thereunder of a 100% interest in the Term Loan, provided that without the consent of all Lenders Heller shall not amend (i) the terms of Section 2.1 of the Subordinated Participation Agreement, or (ii) other terms of subordination under the Subordinated Participation Agreement in such a manner as to allow the Purchasers to receive payment earlier than is set forth in the Subordinated Participation Agreement as in effect on the date of execution and delivery of Amendment No. 6.

       1.23 The section of Exhibit 4.10(C), "COMPLIANCE CERTIFICATE" pertaining to "Covenant 4.3 EBIDAT", is amended by (a) deleting the fourth item under the heading "Plus" in its entirety, and inserting a new fourth item as follows:

              Losses (or less gains) from Asset Dispositions (including sales of non-strategic assets) or other non-cash items included in the determination of net income (excluding sales, expenses or losses related to current assets) and the sale of obsolete inventory and (b) adding at the end of the first paragraph of the definition of EBIDAT immediately following the words ""or consolidated with the Borrower" the following language:

              and (c) an aggregate amount of expenses not to exceed Three Million Three Hundred Sixty-Two Thousand Dollars ($3,362,000) incurred, or to be incurred, by the Borrower during the period commencing August 1, 1999 and ending November 30, 1999, as reflected in the financial statement forecasts provided by the Borrower to the Lenders on October 15, 1999, which expenses pertain to (i) the consolidation of the operations of the Columbus manufacturing facility into the Frankfort, New York manufacturing facility, (ii) management restructuring costs (including severance payments and recruiting/relocation expenses) and (iii) expenses associated with Amendment No. 6

       1.24 Section 10, "DEFINITIONS", is amended to add the following new definitions in appropriate alphabetical order, each to read, in its respective entirety, as follows:

              "AMENDMENT NO. 6" means Sixth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, by and among Borrower, Lenders signatory thereto and Agent.

              "AMENDMENT NO. 6 DATE" means the date on which Amendment No. 6 shall have become effective as provided therein.

              "BORROWING BASE RESERVE AMOUNT" means $500,000 or such lesser amount as Agent, acting at the direction of Lenders having greater than fifty-percent (50%) or more of the sum of the Revolving Loan Commitment and the Acquisition Loan Commitment, may specify in writing to the Borrower.

              "SUBORDINATED INDEBTEDNESS" means unsecured Indebtedness fully subordinated to the Obligations on terms, and pursuant to documentation, which meets with the approval of Agent and the Requisite Lenders (including, if required by Agent and the Requisite Lenders, a requirement that interest on any such Subordinated Indebtedness be paid only through the issuance of PIK notes), which approval will not be unreasonably withheld or delayed.

       1.25 The following definitions are hereby amended and restated in their respective entirety as follows:

              "EXPIRY DATE" means the earlier of (a) the suspension (subject to reinstatement) of the Lenders' obligations to make Revolving Loans and Acquisition Loans pursuant to subsection 6.2, (b) the acceleration of the Obligations pursuant to subsection 6.3 or (c) April 30, 2001.

              "LOAN" or "LOANS" means an advance or advances under the Revolving Loan Commitment or the Acquisition Loans or the Term Loans.

              "LOCK BOX AGREEMENT" means that certain Lock Box Agreement entered into among the Borrower, the Agent and a Lender subsequent to the Amendment No. 6 Date relating to the Lock Box Account.

              "NOTE" or "NOTES" means one or more of the notes of Borrower substantially in the form of Exhibit 10.1(A), one or more of the Term Notes, or any combination thereof.

              "SECURITY DOCUMENTS" means all instruments, documents and agreements executed by or on behalf of any Loan Party to guaranty or provide collateral security with respect to the Obligations including, without limitation, any security agreement, lock box agreement or pledge agreement, any guaranty of the Obligations, any mortgage, any subordination and intercreditor agreements, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

ARTICLE II.   REPRESENTATION AND WARRANTIES.

       Borrower represents and warrants as follows:

       2.1 Borrower and each Loan Party is duly organized and validly existing under the laws of its jurisdiction of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged.

       2.2 Borrower and each Loan Party is in good standing in its state or jurisdiction of incorporation and in each state or jurisdiction in which it is qualified to do business. There are no jurisdictions in which the character of the properties owned by Borrower or any other Loan Party or in which the transaction of the business of Borrower or any other Loan Party as now conducted requires or will require Borrower or any other Loan Party to qualify to do business, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Collateral in the Borrowing Base or on the business, operations, financial condition, or properties of Borrower or any other Loan Party.

       2.3 Borrower and each Loan Party has the power to execute and deliver this Amendment No. 6 and to perform the Loan Agreement, as amended hereby, and to make and deliver the Term Notes and to perform its obligations under the Term Notes and the Loan Agreement as amended hereby, and Borrower and each Loan Party has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment No. 6, the making and delivery of the Term Notes, and the performance of the Loan Agreement, as amended hereby. No consent or approval of any Person (including, without limitation, any stockholder of Borrower or any other Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution or delivery by Borrower or any other Loan Party of this Amendment No. 6 or the making and delivery of the Term Notes or the performance by Borrower, or the validity, enforcement or priority, of the Loan Agreement as amended hereby and the Term Notes.

       2.4 The execution and delivery by Borrower and each other Loan Party of this Amendment No. 6 and the making and delivery of the Term Notes and performance by it hereunder and under the Term Notes, does not and will not violate any provision of law (including, without limitation, the Williams Act, Sections 13 and 14 of the Securities and Exchange Act of 1934, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and Regulations U and X of the Board of Governors of the Federal Reserve System and the rules and regulations promulgated thereunder) and does not and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws or comparable document of Borrower or any other Loan Party or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, instrument, documents, bond, note or indenture to which Borrower or any other Loan Party is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of Borrower or any other Loan Party, except for the Liens created and granted pursuant to the Security Documents or otherwise permitted under the Loan Agreement.

       2.5 This Amendment No. 6, the Term Notes, and the Loan Agreement as amended hereby have been duly executed and delivered by Borrower and each other Loan Party and each constitutes the valid and legally binding obligation of Borrower and each other Loan Party, enforceable in accordance with its terms, except that the remedy of specific performance and other equitable remedies are subject to judicial discretion and except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or. other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally.

       2.6 The Liens granted pursuant to the Security Documents secure, without limitation, the obligations under the Loan Agreement as amended by this Amendment No. 6, including, without limitation, the Term Loan(s) and Note(s), whether or not so stated in the Security Documents. The term "OBLIGATIONS" as used in the Security Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of Borrower to Lenders) include, without limitation, Indebtedness, liabilities and obligations to Lenders and Agent under the Loan Agreement as amended by this Amendment No. 6 and to Heller under the Term Note(s) made and delivered in connection with this Amendment No.
6. Each of the matters set forth in Article IV hereof is true and correct.

       2.7 The letter executed by Borrower prior to the date hereof relating to payment to Agent of an agency fee in connection with the Loan Agreement remains in full force and effect in accordance with its terms and shall not be impaired in any way as a result of execution and delivery of this Amendment No. 6.

ARTICLE III.  CONDITIONS PRECEDENT.

       The effectiveness of this Amendment No. 6 shall be subject to the fulfillment by Borrower, in a manner satisfactory to Agent and Lenders, of all of the conditions precedent set forth in this Article III, and the date on which all such conditions shall have been fulfilled to the satisfaction of Agent and Lenders, and this Amendment No. 6 shall have become effective, shall be herein called the "AMENDMENT NO. 6 DATE":

       3.1    Borrower shall have:

              (a) executed and delivered to Agent this Amendment No. 6 and Lenders and the other Loan Parties shall have executed and delivered this Amendment No. 6;

              (b)    executed and delivered to Heller the Term Note;

              (c) delivered to Agent a certificate confirming that its charter and by-laws remain in full force and effect without change since the Closing Date, each certified as being true and complete as of the Amendment No. 6 Date;

              (d) paid all fees and expenses of counsel to Agent incurred in connection herewith; and

              (e) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Borrower in connection herewith.

       3.2 Agent shall have received the following, each in form and substance satisfactory to Agent:

              (a) copies of the resolutions adopted by Borrower's and each other Loan Parties' respective Board of Directors, certified as of the Amendment No. 6 Date by an authorized officer thereof, authorizing the execution, delivery and performance by Borrower and the other Loan Parties of this Amendment No. 6 and the Term Notes;

              (b) a certificate of an authorized officer of Borrower, certifying as of the Amendment No. 6 Date the names and true signatures of the officer authorized to sign this Amendment No. 6 and the Term Notes, together with evidence of the incumbency of such authorized officer; and

              (c) favorable written opinions of Gibson, Dunn & Crutcher, LLP and in house counsel to the participants part to the Subordinated Participation Agreement, as to such matters relating to the transactions contemplated by this Amendment No. 6 as Lenders may reasonably request.

       3.3 Heller shall have received a fully executed copy of a participation agreement entered into by and among Heller and OCM Principal Opportunities Fund, L.P. and TCW Special Credits, as general partner and/or investment manager of the funds and accounts set forth on Schedule I thereto, which agreement shall be in form and substance satisfactory to Heller and Requisite Lenders (the "SUBORDINATED PARTICIPATION AGREEMENT"), together with such other instruments and documents relating' thereto as Heller may require.

       3.4 Borrower and the other Loan Parties shall have executed and delivered to Agent all agreements, instruments and documents required by Agent in order to confirm the existing and continuing liens in favor of Agent under the Security Documents.

       3.5 The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to Agent or any Lender pursuant hereto or to the Loan Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 6 as though made on and as of such date except to the extent modified hereby and (b) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 6 Date or would result from the taking effect of this Amendment No. 6; and the Agent shall have received a Compliance Certificate dated the Amendment No. 6 Date certifying that the conditions set forth in this Article III shall have been satisfied.

       3.6 All legal matters incident to this Amendment No. 6 and the Loan Agreement shall be reasonably satisfactory to Agent and counsel to Agent.

ARTICLE IV.   ACKNOWLEDGMENTS AND CONFIRMATIONS.

       4.1 Borrower acknowledges and confirms to Lenders and Agent that (a) the liens and security interests granted pursuant to the Loan Agreement and pursuant to the Security Documents executed by Borrower pursuant to the Loan Agreement secure, without limitation, the Obligations of Borrower to Lenders and Agent under the Loan Agreement, as amended hereby, and under the Revolving Notes, the Acquisition Loan Notes and the Term Note(s), whether or not so stated in such Security Documents, and (b) the term "OBLIGATIONS" as used in such Security Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of Borrower to Lenders and Agent) includes, without limitation, the indebtedness, liabilities and obligations of Borrower under the Term Notes.

       4.2 Holdings hereby acknowledges and confirms to Lenders and Agent that: (a) its Guaranty executed in favor of Agent, guarantying, without limitation, the full payment and performance of all of the Obligations of Borrower under the Loan Agreement, as amended hereby and under the Notes, including, without limitation, the Term Notes, (b) the term "OBLIGATIONS" as used in its guaranty (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of Borrower to the Lenders or Agent) includes, without limitation, all of the Obligations of Borrower to Lenders or Agent under the Loan Agreement, as amended hereby and under the Notes, including, without limitation, the Term Notes, (c) the liens and security interests granted pursuant to the Security Documents executed by it pursuant to the Loan Agreement or other Loan Documents secure, without limitation, the obligations of Holdings to the Lenders and Agent under its Guaranty, as confirmed hereby and the obligations of Borrower to Lenders and Agent under the Loan Agreement, as amended hereby, and the Notes, including without limitation, the Term Notes, whether or not so stated in such security documents, and (d) the term "OBLIGATIONS" as used in each security document (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of Borrower or the Holdings(s) to Lenders and Agent includes, without limitation, the obligations of Holdings to Lenders and Agent under its Guaranty, as confirmed hereby and the indebtedness, liabilities and obligations of Borrower under the Notes, including, without limitation, the Term Notes and under the Loan Agreement, as amended hereby.

       4.3 Each of the Loan Parties hereby ratifies and affirms the validity and enforceability of all of the Agreements to which the it is a party (all of which shall remain in full force and effect except to the extent they are inconsistent with this letter agreement), hereby waives any defenses to the enforcement of the Loan Documents and hereby releases the Agent and the Lenders and all of the Agent and the Lenders' predecessors, successors, assigns, officers, directors, attorneys, agents and employees from liability for any and all claims or causes of action of any nature whatsoever, in law or in equity, arising out of agreement or imposed by law or otherwise, from the beginning of time to the date on which this letter agreement is signed, whether or not known now, anticipated or unanticipated, suspected or claimed, fixed or contingent, and whether or not yet accrued and whether damage has yet resulted from such or not, including but not limited to any claims based on or arising out of or relating in any manner to (a) the administration of the Loan Documents or the Obligations prior to the date hereof, (b) the negotiation and execution of the Loan Documents or this Amendment, or (c) any other matter pertaining to the Loan Documents or the Obligations. In entering into this letter agreement, neither the Agent nor any Lender admits of any such liability of any sort to any Loan Party. Each of the Loan Parties further agrees that the provisions of this Amendment represent a fair and reasonable approach to the Loan Party's current financial and business circumstances.

ARTICLE V.    MISCELLANEOUS.

       5.1 The Loan Agreement and the other Loan Documents to which Borrower is a party delivered in connection herewith or with the Loan Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that on and after the Amendment No. 6 Date (a) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby, (b) all references in the Loan Agreement, the Security Documents or any other agreement, instrument or document executed and delivered in connection therewith to (i) the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby, and (ii) the "Notes" shall be deemed to include the Term Notes, and (iii) the "Loans" (or any other term or terms used in any of such documents to describe or refer to Loans made by Lenders to the Borrower under the Loan Agreement) shall be deemed to refer to Loans made by Lenders to the Borrower pursuant to the Loan Agreement as amended hereby.

       5.2 The Loan Agreement, the Security Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 6. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. The execution and delivery of this Amendment No. 6 by Borrower, Lenders and Agent shall not waive or be deemed to waive any default which has occurred or which may be occurring in respect of the Loan Agreement. All of the terms and provisions of this Amendment No. 6 are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

       5.3 This Amendment No. 6 may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original, and all such counterparts shall constitute one and the same instrument. Facsimile copies of any signature will be treated as original signatures.

       5.4 THIS AMENDMENT NO. 6 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 6 to the Loan Agreement to be duly executed as of the date first above written.

                         UNIONTOOLS, INC.

                         By:   /s/  John Jacob
                             --------------------------
                         Title:  Vice President, Chief Financial Officer
                                -------------------------------------------

                         ACORN PRODUCTS, INC.

                         By:   /s/  John Jacob
                             --------------------------
                         Title:  Vice President, Chief Financial Officer
                                -------------------------------------------

                         H.B. SHERMAN MANUFACTURING COMPANY

                         By:   /s/  John Jacob
                             --------------------------
                         Title:  Vice President, Chief Financial Officer
                                -------------------------------------------

                         UNIONTOOLS IRRIGATION, INC.

                         By:   /s/  John Jacob
                             --------------------------
                         Title:  Vice President, Chief Financial Officer
                                -------------------------------------------

                         HELLER FINANCIAL, INC., as Agent and a Lender

                         By:  /s/ William Vukovich
                             --------------------------
                         Title:  Assistant Vice President
                                --------------------------

                         FLEET BUSINESS CREDIT CORP., formerly known as Sanwa Business Credit Corporation

                         By:  /s/ Matthew R. Van Steenhuyse
                             --------------------------
                         Title:  Senior Vice President
                                -----------------------

                         FLEET CAPITAL CORPORATION

                         By:  /s/ Matthew R. Van Steenhuyse
                             --------------------------
                         Title:  Senior Vice President
                                -----------------------

                         PNC BANK, NATIONAL ASSOCIATION

                         By:  /s/ William Miles
                             --------------------------
                         Title:  Vice President
                                -----------------------

                         BANKBOSTON, N.A., formerly known as The
                         First National Bank Of Boston

                         By:  Robert Allen
                             --------------------------
                         Title:  Managing Director
                                ----------------------

                         FIRSTAR BANK, N.A.

                         By:  /s/ Douglas Worden
                             --------------------------
                         Title:  Assistant Vice President
                                ----------------------------

                                EXHIBIT A TO AMENDMENT
                                        NO. 6

                                    TERM LOAN NOTE

$6,000,000                                                  Chicago, Illinois

                                                              October 28, 1999

       FOR VALUE RECEIVED, UNIONTOOLS, Inc., a Delaware corporation (the "BORROWER"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("HELLER"), the principal sum of Six Million Dollars ($6,000,000; the "PRINCIPAL AMOUNT") and to pay interest on the outstanding principal amount of this Term Loan Note (this "NOTE"), in accordance with Section 2 hereof. This
Note is the Term Loan Note defined in, and is delivered in connection with the execution and delivery of, that certain Sixth Amendment (the "AMENDMENT"; capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Amendment) to the Amended and Restated Credit Agreement dated as of May 20, 1997 (as amended, the "CREDIT AGREEMENT") by and among the Borrower, Heller and each of the Lenders under the Credit Agreement.

       1. MATURITY. If the Note has not previously been exchanged for common stock of Acorn Holdings, Inc., a Delaware corporation ("ACORN"), in accordance with Section 5 hereof, the Borrower shall repay the unpaid Principal Amount outstanding hereunder on the later of (i) August 1, 2001 and (ii) the date which is ninety-one (91) days after the Expiry Date, as defined in the Credit Agreement (such date, the "MATURITY DATE").

       2. INTEREST. The Borrower further agrees to pay interest ("INTEREST") on the unpaid Principal Amount hereunder until such amount shall be paid in full at the rate of twelve percent (12%) per annum (the "INTEREST RATE"). Interest shall be payable quarterly in arrears on each February 1, May 1, August 1 and November 1 (each such date, an "INTEREST PAYMENT DATE"), and on the Maturity Date. Interest shall be paid by the Borrower by issuing to Heller, on each Interest Payment Date, a term loan note evidencing principal indebtedness in an amount equal to the Interest owing on such date, on terms and conditions commensurate with those set forth in this Note. If any payment of Interest hereunder becomes due and payable on a day other than a Business Day, such Interest Payment Date shall be extended to the next succeeding Business Day and Interest thereon shall be payable at the Interest Rate during such extension.

       3. PREPAYMENT. The unpaid Principal Amount, all accrued Interest and any and all other sums payable to Heller hereunder may be prepaid by the Borrower in full or in part at any time prior to the Maturity Date without prepayment penalty, upon five (5) days prior written notice to Heller in accordance with the terms of Section 1.5(a) of the Credit Agreement. All prepayments shall be applied in accordance with the terms of the Credit Agreement.

       4. DEFAULT / ACCELERATION. Upon the occurrence of an Event of Default, Heller shall have the right to declare the unpaid Principal Amount and all accrued Interest immediately due and payable.

       5. EXCHANGE. Heller shall have the right, at any time during which any unpaid Principal Amount remains outstanding hereunder, upon two (2) days prior notice to the Borrower, to exchange the Note for a number of shares of common stock of Acorn (the "SHARES") to be issued to Heller, or, at the election of Heller, directly to the Persons named in the Exchange Direction (as defined in the Subordinated Participation Agreement dated as of the date hereof by and between Heller and the participants named therein) equal to (i) the sum of the unpaid Principal Amount hereunder plus accrued and unpaid Interest through the date of exchange, divided by (ii) Three Dollars and Fifty Cents ($3.50). No fractional shares shall be issued thereupon and the recipient(s) of the Shares shall receive a cash payment equal to the value of any fractional shares that would be called for by the foregoing formula. The aforementioned formula will be adjusted in the event of a stock split, stock dividend or similar event by Acorn so that the exchange rights set forth herein are, after the occurrence of such event, as possible to such rights prior to such event. As a condition to the issuance of the Shares, the recipient(s) thereof, shall, at the time of exchange, make such representations and warranties to Acorn and the Borrower as they shall reasonably require so as to permit the issuance of the Shares without registration thereof under the Securities Act of 1933, as amended, including, without limitation, acknowledgement that the Shares will not be registered under the Securities Act of 1933, as amended, will not be freely tradable on the public markets, will be subject to certain restrictions imposed by that Act and will have a legend on the certificates for such Shares so indicating. The Borrower covenants to Heller to have available for exchange the number of Shares necessary to satisfy its obligations hereunder. Upon exchange of the Note for the Shares pursuant to this Section 5, the rights and obligations of the Borrower and Heller hereunder shall be fully and forever satisfied.

       6. SECURED OBLIGATIONS; PRIORITY. The obligations of the Borrower under this Note are secured by the Collateral in accordance with the terms of the Amendment. The Borrower covenants to Heller that its obligations under this Note will, at all times, rank senior to all of the Borrower's obligations for indebtedness for borrowed money (other than pursuant to the Credit Agreement and any refinancings thereof, as to which its obligations hereunder will rank junior), and will rank pari passu with all trade indebtedness of the Borrower.

       7.     MISCELLANEOUS.

              (a) The Borrower hereby waives presentment, demand, protest, notice of diligence and all other notices of any kind.

              (b) This Note shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts wholly made and performed in the State of Illinois.

              (c) All amounts owing to Heller hereunder shall be paid to Heller in accordance with the terms of the Credit Agreement.

              (d) Heller shall have the right to assign its benefits hereunder, or to grant participations therein, at its discretion, upon written notice to the Borrower.

                    [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, The Borrower has executed this Term Loan Note as of the day and date first above written.


                                   UNIONTOOLS, INC.



                                   By:  /s/  John Jacob
                                       -------------------------------------
                                        Name:  John Jacob
                                        Title:  Vice President, Chief
                                                Financial Officer